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                                                                       EXHIBIT D

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
                          COMMON STOCK                                                       COMMON STOCK

                                                                                           CUSIP 79550V 10 9
                                                                                SEE REVERSE FOR CERTAIN DEFINITIONS

                                                      [GRAPHIC APPEARS HERE]
IMF

                                          SALOMON BROTHERS INFLATION MANAGEMENT FUND INC.
                                       INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                   --------------------------------------------------------------------------------------------
                   THIS CERTIFIES THAT



[GRAPHIC                                                                                                           [GRAPHIC
APPEARS HERE]                                                                                                      APPEARS HERE]



                   IS THE OWNER OF
                   --------------------------------------------------------------------------------------------

                      FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE $0.001 PER SHARE OF THE COMMON STOCK OF
                                          SALOMON BROTHERS INFLATION MANAGEMENT FUND INC.

                                                       CERTIFICATE OF STOCK

                   (hereinafter and on the reverse hereof called the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this in certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                        In Witness Whereof, the Corporation has caused this certificate to be signed in facsimile in its name by its proper officers.

                   Dated


                   COUNTERSIGNED AND REGISTERED:

                          AMERICAN STOCK TRANSFER         TRANSFER AGENT
                           & TRUST COMPANY                 AND REGISTRAR

                   BY
                                                                                /s/ Robert I. Frenkel      /s/ R. Jay Gerken
                                                       AUTHORIZED OFFICER       SECRETARY                  CHAIRMAN

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     THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER ON REQUEST AND WITHOUT
CHARGE A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, OF THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF A PREFERRED OR SPECIAL CLASS IN SERIES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, TO THE EXTENT THEY HAVE BEEN SET, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES OF A PREFERRED OR SPECIAL CLASS OF STOCK. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO ITS TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT-__________Custodian________
TEN ENT - as tenants by the                           (Cust)            (Minor)
          entireties                               under Uniform Gifts to Minors
JT TEN  - as joint tenants with                    Act___________
          right of survivorship                         (State)
          and not as tenants in
          common

     Additional abbreviations may also be used though not in the above list.

     For value received,_________________hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
     --------------------------------------


     --------------------------------------

  _____________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
  _____________________________________________________________________________

  _____________________________________________________________________________

  ______________________________________________________________________shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

  ____________________________________________________________________Attorney
  to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
  Dated _____________________

                               ________________________________________________
                        NOTICE:THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


  Signature(s) Guaranteed:


  _________________________________________________________
  THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
  GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
  LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
  APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
  TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.